UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec.240.14a-12

AURORA GOLD CORPORATION
-----------------------
(Name of Registrant as Specified In Its Charter)

N/A
---
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                                                      Definitive Proxy Statement

                             SOIL BIOGENICS LIMITED
                       P.O. Box 48525, 595 Burrard Street
                        Vancouver, B.C., Canada, V7X 1A2

                           NOTICE AND PROXY STATEMENT
                                       for
       ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MONDAY DECEMBER 22, 2003

To the Shareholders of Soil Biogenics Limited:

NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Shareholders (the "Annual Meeting") of Soil Biogenics Limited, a company incorporated in the Territory of the British Virgin Islands and registered with the United States Securities and Exchange Commission ("SEC") as a foreign issuer, hereinafter referred to as the "Company", will be held at 1060 Alberni Street, Suite 1505, Vancouver, B.C.,
Canada V6E 4K2 on Monday December 22, 2003 at 9.00 a.m. for the following purposes:

     1. To elect two directors to the Board of Directors to serve for a one-year term;

     2. To ratify the appointment of Moore Stephens Ellis Foster Ltd. as independent accountants for the Company.

     3. To transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on December 5, 2003 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of the Company's Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A copy of the Company's 2002 Annual Report to Shareholders, which includes audited financial statements, is enclosed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly which is being solicited by the Board of Directors so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement. All proxies that are properly executed and received prior to the meeting will be voted at the meeting. If a stockholder specifies how the proxy is to be voted on any business to come before the meeting it will be voted in accordance with such specification. If a stockholder does not specify how to vote the proxy it will be voted for each matter scheduled to come before the meeting and in the proxy holders' discretion on such other business as may properly come before the meeting. Any proxy may be revoked by a stockholder at any time before it is actually voted at the meeting by delivering written notice to the secretary or acting secretary of the meeting, by delivering another valid proxy bearing a later date or by attending the meeting and voting in person.

By Order of the Board of Directors


/s/ Agustin Gomez de Segura
---------------------------
Agustin Gomez de Segura
Director

December 5, 2003

                                                      Definitive Proxy Statement

                             SOIL BIOGENICS LIMITED
                       P.O. Box 48525, 595 Burrard Street
                        Vancouver, B.C., Canada, V7X 1A2

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                     TO BE HELD ON MONDAY, DECEMBER 22, 2003

                     SOLICATION AND REVOCABILITY OF PROXIES

The accompanying proxy is solicited by the Board of Directors on behalf of Soil Biogenics Limited, a company incorporated in the Territory of the British Virgin Islands and registered with the United States Securities and Exchange Commission ("SEC") as a foreign issuer, hereinafter referred to as the "Company", to be voted at the 2003 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on December 22, 2003 at the time and place and for the purposes set forth in the accompanying Notice of Annual Shareholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares of Common Stock of the Company, no par value per share (the "Common Stock"), represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

The mailing address of the Company is P.O. Box 48525, 595 Burrard Street Vancouver, B.C., Canada, V7X 1A2.

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed to stockholders on or about December 8, 2003. A condensed version of the Company's Annual Report on Form 20-F (the "2002 Form 20-F") serves as the Annual Report to Shareholders, covering the Company's fiscal year ended December 31, 2002, is enclosed herewith, and certain parts thereof are incorporated herein by reference. See "Incorporation by Reference" in the text below.

Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to The Secretary, Soil Biogenics Limited, P.O. Box 48525, 595 Burrard Street, Vancouver, B.C., Canada, V7X 1A2; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting. Any stockholder attending the meeting in person may withdraw his or her proxy and vote his or her shares.

In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, no par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company. Solicitations will be made only by mail, provided, however, that officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. Such persons will not be specially compensated for such services. The Company may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

As of December 5, 2003, the Company had 30,162,500 shares of common stock issued and outstanding.

The Common Stock of the Company has been quoted on the NASD OTC Bulletin Board since May 1, 1997. The following table sets forth the high and low bid prices for the Common Stock for the calendar quarters in 2002, as reported by the NASD OTC Bulletin Board. These prices represent quotations between dealers without adjustment for retail markup, markdown or commission and may not represent actual transactions.

                  First Quarter   Second Quarter   Third Quarter   Fourth Quarter
                  -------------   --------------   -------------   --------------
     2003 - High  $         1.50  $          2.00  $         1.70  $          1.65
     2003 - Low   $         0.75  $          1.40  $         0.90  $          0.75
     2002 - High  $         0.72  $          1.00  $         1.01  $          0.95
     2002 - Low   $         0.52  $          0.51  $         0.55  $          0.30
     2001 - High  $         1.00  $          0.90  $         0.90  $          0.69
     2001 - Low   $         0.69  $          0.55  $         0.50  $          0.35


INCORPORATION  BY  REFERENCE

A condensed version of the Company's Annual Report on Form 20-F for the fiscal year ended December 31, 2002 and 2001 has been included with the proxy statement. The Company currently has 13 full time employees. The section entitled Item 4. Information On The Company on pages 7 through 9 of the Form 20-F, together with the consolidated financial statements for the fiscal years ended December 31, 2002 and 2001 on pages F-1 through F-15 of the Form 20-F, provide additional information concerning the Company's business and are incorporated herein by reference. The information set forth in the Annual Report is important for every Shareholder to review. The Annual Report also contains a description of real property owned by the Company.

                                QUORUM AND VOTING

The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on December 5, 2003 (the "Record Date"). On the Record Date, there were 30,162,500 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Only stockholders of record at the close of business on December 5, 2003 will be entitled to vote at the Annual Meeting of Stockholders.

Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and neither the Company's Memorandum of Association nor its Articles of Association allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote there at, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of each of the nominees for director, and the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for approval of the increase in the total Common Stock.

Voting rights are non cumulative. A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal.

Directors are elected by plurality vote. The ratification of the appointment of Moore Stephens Ellis Foster Ltd will require the affirmative vote of a majority of the Common Stock represented at the meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted in the election of directors or in determining whether such ratification has been given.

Under applicable provisions of The International Business Companies Act, Cap. 291 of the Territory of the British Virgin Islands, shareholders are not entitled to dissenters' rights or appraisal rights with respect to the matters to be considered and voted upon at the Annual Meeting of Stockholders

                                     SUMMARY

The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this proxy statement and the exhibits hereto.

THE  MEETING

DATE, TIME AND PLACE OF THE ANNUAL MEETING

The Annual Meeting of Soil Biogenics Limited is scheduled to be held on December 22, 2003, at 9:00 AM, at 1060 Alberni Street, Suite 1505, Vancouver, B.C., Canada, V6E 4K2. See "Solicitation and Revocability of Proxies."

RECORD  DATE

Only holders of record of shares of Common Stock at the close of business on December 5, 2003 are entitled to receive notice of and to vote at the Annual Meeting.

VOTE  REQUIRED

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting is required for: (i) the election of each nominee for director of the Company; (ii) ratification of the appointment of Moore Stephens Ellis Foster Ltd. as the independent public accountants of the Company; and
(iii) to transact such other business as may properly come before the meeting and any adjournments thereof.

ACCOUNTANTS

Moore Stephens Ellis Foster Ltd., have been selected by the Company to act as the principal accountant for 2003. Moore Stephens Ellis Foster Ltd. has been the accountant for the Company since February 7, 2000. It is not expected that the representatives of Moore Stephens Ellis Foster Ltd. will attend the annual shareholders' meeting and will not be available to answer questions from the shareholders.

RECOMMENDATIONS

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1."), FOR RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS ("PROPOSAL 2."), AND TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PROPOSAL 1.  ELECTION  OF  DIRECTORS

At the Annual Meeting of Stockholders, the entire Board of Directors, consisting of two members, is to be elected.
In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted for the two nominees named below. The two nominees named below are presently serving as Directors of the Company and each is anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a Director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

The tables below and the paragraphs that follow present certain information concerning the nominees for Director and the executive officers of the Company. Each elected Director will serve until next annual meeting of stockholders and until his successor has been elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. None of the Company's Directors or executive officers has any family relationship with any other Director or executive officer.


-------------------------------------------------------------------------------------------------------
                                                                        SHARES OF COMMON
                                                         EXECUTIVE     STOCK BENEFICIALLY
                                          POSITIONS       OFFICER/         OWNED AS OF      PERCENT OF
           NAME                 AGE     WITH COMPANY   DIRECTOR SINCE  DECEMBER5, 2003 (1)     CLASS
---------------------------  ---------  -------------  --------------  -------------------  -----------
NOMINEES FOR DIRECTORS:
---------------------------  ---------  -------------  --------------  -------------------  -----------
Agustin Gomez de Segura             48  Director                12/02            2,000,000       6.631%
---------------------------  ---------  -------------  --------------  -------------------  -----------
Alexander Becker                    42  Director                12/02            2,084,040       6.909%
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS:
---------------------------  ---------  -------------  --------------  -------------------  -----------
Agustin Gomez de Segura             48  President                7/03            2,000,000       6.631%
---------------------------  ---------  -----------------------------  -------------------  -----------
All Directors and executive officers as a group                                  4,084,040      13.540%
-------------------------------------------------------------------------------------------------------

(1)  The persons named below have sole voting and investment power with respect to the shares.

BUSINESS  EXPERIENCE  OF  NOMINEES

Agustin  Gomez  de  Segura
Age  48,  banker  and  private  investor  and  developer  of  new  companies.

Alexander  Becker
Age 42, director of several Russian companies involved in metallurgy, textiles and trading.

Compliance with Section 16(a) Beneficial Ownership Reporting Compliance, of the Exchange Act of 1934.

     Section 16 (a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who have more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by the SEC regulation to furnish the Company with copies of all Section 16 (a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 2002 all filings requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE  COMPENSATION

(A)  General

     The following table sets forth information concerning the compensation of the named executive officers as required to be disclosed in accordance with applicable securities regulations during the Corporation's three financial years ended December 31, 2002, December 31, 2001 and December 31, 2000:

-----------------------------------------------------------------------------------------------------
                                                                     LONG-TERM COMPENSATION
                             ANNUAL COMPENSATION         --------------------------------------------
                                                                 AWARDS                 PAYMENTS
                       --------------------------------  ------------------------  ------------------
                 (a)                                                  SECURITIES
                 (b)                            OTHER                   UNDER-                 ALL
NAME AND                                        ANNUAL   RESTRICTED      LYING                OTHER
PRINCIPAL        (c)                   (e)     COMPEN-      STOCK      OPTIONS/      LTIP    COMPEN-
POSITION        Year   (d)  Salary   Bonuses    SATION    AWARD(S)       SARS      PAYOUTS    SATION
                           ($)         ($)       ($)         ($)          (=)        ($)       ($)
(a)              (b)       (c)         (d)       (e)         (f)          (g)        (h)       (i)
--------------  -----  ------------  --------  --------  -----------  -----------  --------  --------
Terry Longair    2002  Nil  (2)           -0-       -0-  None         None         None           -0-
                -----  ------------  --------  --------  -----------  -----------  --------  --------
President and    2001  Nil                -0-       -0-  None         None         None           -0-
                -----  ------------  --------  --------  -----------  -----------  --------  --------
Director         2000  Nil                -0-       -0-  None         None         None           -0-
--------------  -----  ------------  --------  --------  -----------  -----------  --------  --------
A. Cameron
Richardson       2002     9,791 (2)       -0-       -0-  None         None         None           -0-
                 ----  ------------  --------  --------  -----------  -----------  --------  --------
President and    2001        7,662        -0-       -0-  None         None         None           -0-
                -----  ------------  --------  --------  -----------  -----------  --------  --------
Director         2000        6,748        -0-       -0-  None         None         None           -0-
-----------------------------------------------------------------------------------------------------

     On November 29, 2002 Mr. Terry Longair resigned from the Board of Directors and as President of the Company to pursue other interests. On November 29, 2002 Mr. Cameron Richardson was appointed to the Board of Directors of the Corporation and President of the Company. On July 2, 2003 Mr. Cameron Richardson resigned from the Board of Directors and as President of the Company.

(B)  Options/SAR Grants in Last Financial Year

     The following table sets forth information concerning individual grants of stock options (whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs made during the last completed fiscal year to each of the named executive officers:

---------------------------------------------------------------------------------------------
                            OPTION/SAR GRANTS IN FISCAL YEAR 2003
                                     (Individual Grants)
---------------------------------------------------------------------------------------------
                                           PERCENT OF
                            NUMBER OF    TOTAL OPTIONS/
                            SECURITIES    SARS GRANTED
                            UNDERLYING    TO EMPLOYEES    EXERCISE OR
                           OPTION/SARS      IN FISCAL      BASE PRICE   (f)  Expiration Date
          NAME             GRANTED (#)        YEAR           ($/Sh)            (M/D/Y)
           (a)                 (b)             (c)            (d)                (e)
-------------------------  ------------  ---------------  ------------  ---------------------
Terry Longair (1)              Nil             Nil             Nil               N/A
-------------------------  ------------  ---------------  ------------  ---------------------
A. Cameron Richardson (1)      Nil             Nil             Nil               N/A
---------------------------------------------------------------------------------------------

     (1)  No  options  were  granted.  No  SARs  were  granted.

(C)  Aggregated Option/SAR Exercises and Fiscal Year End Option/SAR Value Table

     The following table sets forth information concerning individual grants of stock options (whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs made during the last completed fiscal year to each of the named executive officers;

--------------------------------------------------------------------------------
AGGREGATED  OPTION/SAR  EXERCISE  IN  LAST  FISCAL  YEAR  AND  FY-END
--------------------------------------------------------------------------------
                                                                     Value Of
                                                                   Unexercised
                                                   Unexercised     In-the-Money
                         Securities   Aggregate    Options/SARs    Options/SARs
                          Acquired      Value     At FY-End (#)     At FY-End
                        On Exercise    Realized    Exercisable/    Exercisable/
         Name               (#)          ($)      Unexercisable   Unexercisable
          (a)               (b)          (c)           (d)             (e)
----------------------  ------------  ----------  --------------  --------------
Terry Longair           Nil           Nil         Nil             Nil
----------------------  ------------  ----------  --------------  --------------
A. Cameron Richardson   Nil           Nil         Nil             Nil
--------------------------------------------------------------------------------

(D)  Long-Term Incentive Plans ("LTIP") Awards Table

     The  Company  does  not  have  a  Long-term  Incentive  Plan.

(E)  Compensation of Directors

     The Company does not pay a fee to its outside, non-officer directors. The Company reimburses its directors for reasonable expenses incurred by them in attending meetings of the Board of Directors. During fiscal 2002 non-officers directors received a total of $0 in consulting fees.

(F) Employment Contracts and termination of employment and change-in-control arrangements.

     None of the Company's officers or directors was party to an employment agreement with the Company.

(G)  Report on repricing of options/SARs.

     At no time during the last completed fiscal year did the registrant, while a reporting company pursuant to Section 13(a) of 15(d) of the Exchange Act, adjust or amend the exercise price of the stock options or SARs previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants, or any other means.

(H)  Meetings of the Board of Directors and Committees

     Our board of directors has primary responsibility for directing the management of our business and affairs. There were four regularly scheduled Board meetings during the fiscal year ended December 31, 2002. All Directors were in attendance, either in person or by phone, at all Board meetings and Committee meetings. Our board consists of two members.

The  duties  of  the  Committees  are  as  follows:

Executive  Committee  (Agustin  Gomez  de  Segura  and  Alexander  Becker)
     The Executive Committee shall have the full authority of the Board of Directors to take action upon such matters as may be referred to the Committee by the Board of Directors.

Audit  Committee  (Agustin  Gomez  de  Segura  and  Alexander  Becker)
     The Audit Committee meets with the independent public accountants at least annually to review the scope of the independent audit, the appropriateness of the accounting policies, the adequacy of internal controls and address issues relevant to the operation of the Company.

Compensation  and  Benefits  Committee  (Agustin  Gomez  de Segura and Alexander
Becker)
     The Compensation and Benefits Committee receives and considers recommendations from the chief executive officer for salaries and other forms of compensation for the executive officers and makes recommendations to the Board of Directors on these matters.

Nominating and Corporate Governance Committee (Agustin Gomez de Segura and Alexander Becker)
     The responsibilities of the Nominating and Corporate Governance Committee include; nominates individuals to stand for election as directors, considers recommendations by our stockholders of potential nominees for election as directors, initial review of policy issues regarding the size and composition of the Board of Directors and makes recommendations to our board concerning the structure of our board and corporate governance matters.

     During the fiscal year ended December 31, 2002 the entire board of directors acted as the Company's Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. During 2002 the Compensation and Benefits Committee held one meeting by telephone conference call and the audit committee held four meetings by telephone conference call. During 2002 and the first half of 2003 the audit committee reviewed the fiscal 2002 interim unaudited financial statements and the yearend audited financial statements.

Internal  Controls  and  Procedures

     Within 90 days prior to the date of the Company's Annual report on Form 20-F, the Company completed an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures. Disclosure controls and procedures are designed to ensure that the material financial, and non-financial information, required to be disclosed on Form 20-F, and filed with the Securities and Exchange Commission is recorded, processed, summarized and reported in a timely manner. Based on the foregoing, the Company's management, including the President and Chief Financial Officer, have concluded that the Company's disclosure controls and procedures (as defined in Rules 13a-14(c) and 15d-14(c) of the Securities Exchange Act of 1934, as amended) are effective.

     There have been no significant changes in our internal controls, or in other factors, that could significantly affect these controls subsequent to the date of the evaluation hereof. No corrective actions were taken, therefore, with regard to significant deficiencies and material weaknesses.

Audit  Committee  Report

     The Audit Committee of the Board of Directors is composed of two Directors. Alexander Becker is the independent Director and the financial expert serving on the audit committee. The Board of Directors has not adopted a written charter for the Audit Committee.

     The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company's independent accountants. Management is responsible for the Company's financial statements and the financial reporting process, including the system of internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to oversee these processes and the activities of the Company's internal audit department.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee has received and reviewed the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", as amended and have discussed with the independence auditors their independence from the company and management. We have also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended.

     In addition, Audit Committee discussed with the independent auditors the overall scope and plans for their audit, and have met with the independent auditors and management to discuss the results of their examination, their understanding and evaluation of the company's internal controls as they considered necessary to support their opinion on the financial statements for the year 2002, and various factors affecting the overall quality of accounting principles applied in the company's financial reporting. The independent auditors also met with the committee without management being present to discuss these matters. The Audit Committee also considered the compatibilities of non-audit services with the accountants' independence.

     In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent accountants the Company's audited financial statements contained in the Company's Annual Report on Form 20-F for the year ended December 31, 2002. The Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 20-F for the year ended December 31, 2002, as filed with the Securities and Exchange Commission.

This report is submitted by the Audit Committee. Its members are:
Agustin Gomez de Segura
Alexander Becker

(I)  Certain Relationships and Related Transactions

     The proposed business of the Company raises potential conflicts of interests between the Company and certain of its officers and directors.

     Certain of the directors of the Company are directors of other companies and, to the extent that such other companies may participate in ventures in which the Company may participate, the directors of the Company may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation. In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or Management, may have a conflict. Other than as indicated, the Company has no other procedures or mechanisms to deal with conflicts of interest. The Company is not aware of the existence of any conflict of interest as described herein.

     Directors and/or officers will receive expense reimbursement for expenses reasonably incurred on behalf of the Company.

     Included in accounts payable at December 31, 2002 is $0 (2001 - $0) due to a directors in respect of salaries, consulting fees and reimbursement for operating expenses.

     The Company does not pay a fee to its outside, non-officer directors. The Company believes that consulting fees and reimbursement for operating expenses paid to corporations owned by directors are comparable to amounts that would have been paid to at arms length third party providers of such services.

(J)  Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 2002 all filing requirements, Forms 3, 4 and 5, applicable to its officers, directors and greater than ten percent beneficial owners were complied with.




(K)  Security Ownership of Certain Beneficial Owners and Management

Share  Ownership  by  Directors  and  Management

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock by the Company's directors and officers in common as at December 5, 2003. As at December 5, 2003 the Company had 30,162,500 (December 31, 2002 - 12,912,500) shares of Common Stock issued and outstanding.

     ----------------------------------------------------------------------------
                                                  SHARES OF COMMON   APPROXIMATE
     OFFICERS AND DIRECTORS                      STOCK BENEFICIALLY   PERCENTAGE
     NAME OF BENEFICIAL OWNER                          OWNED            OWNED
     ------------------------------------------  ------------------  ------------
     Agustin Gomez de Segura
     Rdo. Fdez. Villaverde, 36                            2,000,000       6.631 %
     28003 Madrid, Spain
     ------------------------------------------  ------------------  ------------
     Alexander Becker
     19a, Kuusinena Str.,                                 2,084,040        6.909%
     Moscow, Russia 125252
     ------------------------------------------  ------------------  ------------
     Total - Officers and Directors (2 persons)           4,084,040      13.540 %
     ------------------------------------------  ------------------  ------------

For information concerning options granted to the above-mentioned individuals see Executive Compensation - Options/SAR Grants Table.

Agustin Gomez de Segura and Alexander Becker were appointed to the Company's Board of Directors on December 29, 2002.

Major  shareholders

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of December 5, 2003 by each person who is known by the Company to own beneficially more than five percent (5%) of the Company's outstanding Common Stock. As at December 5, 2003 there were 30,162,500 shares of Common Stock issued and outstanding.

-------------------------------------------------------------------------------------------------
Name and Address of                                           Amount and Nature    Percentage of
Beneficial Owner                                             \of Beneficial Owner      Class
-----------------------------------------------------------  --------------------  --------------
Kastalia Ltd.                                                           2,700,000         8.952 %
Wickhams Cay 1, Road Town, Tortola, British Virgin Islands
(Beneficially owned by Mr. Alexander Kleimionov)
-----------------------------------------------------------  --------------------  --------------
Alexei Y. Sementsow                                                     2,312,000         7.665 %
Baklayeva Str.11, App. 105, City of Kimry,
Tver Region, Russia
-----------------------------------------------------------  --------------------  --------------
Alexander Becker                                                        2,084,040         6.909 %
Komsomolsky Pr. 23/7, App. 25, Moscow, Russia
-----------------------------------------------------------  --------------------  --------------
Norbex Holdings Ltd.                                                    2,000,000         6.631 %
Drake Chambers, P.O. Box 3321, Road Town, Tortola,
British Virgin Islands
(Beneficially owned by Agustin Gomez de Segura)
-------------------------------------------------------------------------------------------------


                                  Page 11 of 15

-------------------------------------------------------------------------------------------------
Redbridge Minerals (Overseas) Ltd.                                      2,000,000         6.631 %
Trident Chambers, PO Box 146, Road Town, Tortola, British
Virgin Islands
(Beneficially owned by Mrs. Antonina Tsykova)
-------------------------------------------------------------------------------------------------

     The listed beneficial owner does not have the right to acquire any common shares within the next sixty days, through the exercise of options, warrants, rights, conversion privilege or similar obligations.

All shareholders have the same voting rights.



PROPOSAL  2.  SELECTION  OF  INDEPENDENT  ACCOUNTANTS

The Board of Directors recommends the ratification by the stockholders of the appointment of Moore Stephens Ellis Foster Ltd. as the Company's independent accountants for the fiscal year ending December 31, 2003. Moore Stephens Ellis Foster Ltd. has been the accountant for the Company since February 7, 2000.

In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted for the ratification of the appointment of Moore Stephens Ellis Foster Ltd. A representative of Moore Stephens Ellis Foster Ltd. is not expected to be present.

AUDIT  FEES

The aggregate fees billed by Moore Stephens Ellis Foster Ltd. for professional services for the audit of the Company's annual consolidated financial statements for fiscal 2002, review of the consolidated financial statements included in the Company's Annual Report on Form 20-F for fiscal 2002 were $9,900.

ALL  OTHER  FEES
There were no other fees billed to the Company for services by Moore Stephens Ellis Foster Ltd. for fiscal 2002.
The Audit Committee believes that the services rendered by Moore Stephens Ellis Foster Ltd. are compatible with maintaining the principal accountant's independence.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR 2004 ANNUAL MEETING

Proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders should be submitted by certified mail, return receipt requested and must be received by the Company on or before January 31, 2004 to be eligible for inclusion in the Company's proxy statements and form of proxy card relating to that meeting. Shareholder proposals should be submitted to The Secretary, Soil Biogenics Limited, P.O. Box 48525, 595 Burrard Street, Vancouver, B.C., Canada, V7X 1A2. Any such proposal should comply with the Securities and Exchange Commission rules governing shareholder proposals submitted for inclusion in proxy materials.

ADDITIONAL  INFORMATION

The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W. Washington, D.C. 20549. The Company's Common Stock is traded on the NASD OTC Bulletin Board under the symbol SOBGF.

All reports and documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act, after the date of this Proxy Statement, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective date of filing such documents. The Company is current in its filings. Any statement incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Proxy Statement.

A condensed version of the Company's Annual Report on Form 20-F for the year ended December 31, 2002 including financial statements, is being mailed together with this Proxy Statement to the Company's stockholders of record at the close of business on December 5, 2003. The Company will provide without charge to each person whose proxy is solicited by this proxy statement, a copy of the Company's annual report on Form 20-F for the year ended December 31, 2002, filed with the Securities and Exchange Commission. A written request for a copy of such annual report on Form 20-F should be directed to The Secretary, Soil Biogenics Limited, P.O. Box 48525,
595  Burrard  Street.  Vancouver,  B.C.,  Canada,  V7X  1A2.

OTHER  BUSINESS

The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. If, however, any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

By Order of the Board of Directors

/s/ Agustin Gomez de Segura
---------------------------
Agustin Gomez de Segura
Director

December  5,  2003

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                      Definitive Proxy Statement

                             SOIL BIOGENICS LIMITED
                       P.O. Box 48525, 595 Burrard Street
                        Vancouver, B.C., Canada, V7X 1A2

                                      PROXY

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE
                        HELD ON MONDAY DECEMBER 22, 2003

The undersigned hereby appoints Agustin Gomez de Segura and A. Cameron Richardson or either of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Soil Biogenics Limited held of record by the undersigned at the close of business on December 5, 2003 at the Annual Meeting of Stockholders to be held on December 22, 2003 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND OTHER BUSINESS.

The Board of Directors recommends a vote FOR each of the proposals below.

1.   ELECTION OF DIRECTORS

     / / FOR all nominees listed (except     / / WITHHOLD AUTHORITY to
     as marked to the contrary below)        vote for all nominees listed below

     Agustin Gomez de Segura, Alexander Becker

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF MOORE STEPHENS ELLIS FOSTER LTD. AS INDEPENDENT ACCOUNTANTS.

          / /  FOR          / /  AGAINST     / /  ABSTAIN

3. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

          / /  FOR          / /  AGAINST     / /  ABSTAIN

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


PLEASE RETURN IN THE ENCLOSED ENVELOPE.

Dated:  ____________________________________


__________________________________________________

Signature


__________________________________________________

Signature  if  held  jointly


__________________________________________________

Please  print  name(s)